SCHEDULE I

EXECUTIVE OFFICERS AND DIRECTORS OF
REPORTING PERSONS

The following sets forth the name and present principal occupation of each executive officer and director of Bank of America Corporation.  The business address of each of the executive officers and directors of Bank of America Corporation is Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255.

Name	Position with Bank of America Corporation	Principal Occupation
Brian T. Moynihan	Chairman of the Board, Chief Executive Officer, President and Director	Chairman of the Board, Chief Executive Officer, and President of Bank of America Corporation
Dean C. Athanasia	President, Retail and Preferred & Small Business Banking	President, Retail and Preferred & Small Business Banking of Bank of America Corporation
Catherine P. Bessant	Chief Operations and Technology Officer	Chief Operations and Technology Officer of Bank of America Corporation
Sheri Bronstein	Chief Human Resources Officer	Chief Human Resources Officer of Bank of America Corporation
Paul M. Donofrio	Chief Financial Officer	Chief Financial Officer of Bank of America Corporation
Geoffrey Greener	Chief Risk Officer	Chief Risk Officer of Bank of America Corporation
Kathleen A. Knox	President, Private Bank	President, Private Bank of Bank of America Corporation
David Leitch	Global General Counsel	Global General Counsel of Bank of America Corporation
Thomas K. Montag	Chief Operating Officer	Chief Operating Officer of Bank of America Corporation
Thong M. Nguyen	Vice Chairman	Vice Chairman of Bank of America Corporation
Andrew M. Sieg	President, Merrill Lynch Wealth Management	President, Merrill Lynch Wealth Management
Andrea B. Smith	Chief Administrative Officer	Chief Administrative Officer of Bank of America Corporation
Sharon L. Allen	Director	Former Chairman of Deloitte LLP
Susan S. Bies	Director	Former Member, Board of Governors of the Federal Reserve System
Jack O. Bovender, Jr.	Lead Independent Director	Former Chairman and Chief Executive Officer of HCA Inc.
Frank P. Bramble, Sr.	Director	Former Executive Vice Chairman, MBNA Corporation
Pierre de Weck[1]	Director	Former Chairman and Global Head of Private Wealth Management, Deutsche Bank AG
Arnold W. Donald	Director	President and Chief Executive Officer, Carnival Corporation & plc
Linda P. Hudson	Director	Executive Officer, The Cardea Group, LLC and Former President and Chief Executive Officer of BAE Systems, Inc.
Monica C. Lozano	Director	Chief Executive Officer, College Futures Foundation and Former Chairman, US Hispanic Media Inc.
Thomas J. May	Director	Chairman, Viacom Inc.; Former Chairman, President, and Chief Executive Officer of Eversource Energy
Lionel L. Nowell, III	Director	Former Senior Vice President and Treasurer, PepsiCo Inc.
Clayton S. Rose	Director	President of Bowdoin College
Michael D. White	Director	Former Chairman, President and Chief Executive Officer of DIRECTV
Thomas D. Woods[2]	Director	Chairman, Hydro One Limited; Former Vice Chairman and Senior Vice President of Canadian Imperial Bank of Commerce
R. David Yost	Director	Former Chief Executive Officer of AmerisourceBergen Corp.
Maria T. Zuber	Director	Vice President for Research and E.A., Griswold Professor of Geophysics, MIT

1 Mr. de Weck is a citizen of Switzerland.
2 Mr. Woods is a citizen of Canada.

The following sets forth the name and present principal occupation of each executive officer and director of Bank of America, N.A.  The business address of each of the executive officers and directors of Bank of America, N.A. is 100 North Tryon Street, Suite 170, Charlotte, North Carolina 28255.

Name	Position with Bank of America, N.A.	Principal Occupation
Brian T. Moynihan	Chief Executive Officer, President and Director	Chairman of the Board, Chief Executive Officer, and President of Bank of America Corporation
Dean C. Athanasia	President, Retail and Preferred & Small Business Banking	President, Retail and Preferred & Small Business Banking of Bank of America Corporation
Catherine P. Bessant	Chief Operations and Technology Officer	Chief Operations and Technology Officer of Bank of America Corporation
Sheri Bronstein	Chief Human Resources Officer	Chief Human Resources Officer of Bank of America Corporation
Paul M. Donofrio	Chief Financial Officer	Chief Financial Officer of Bank of America Corporation
Geoffrey Greener	Chief Risk Officer	Chief Risk Officer of Bank of America Corporation
Kathleen A. Knox	President, Private Bank	President, Private Bank of Bank of America Corporation
David Leitch	Global General Counsel	Global General Counsel of Bank of America Corporation
Thomas K. Montag	Chief Operating Officer	Chief Operating Officer of Bank of America Corporation
Thong M. Nguyen	Vice Chairman	Vice Chairman of Bank of America Corporation
Andrew M. Sieg	President, Merrill Lynch Wealth Management	President, Merrill Lynch Wealth Management
Andrea B. Smith	Chief Administrative Officer	Chief Administrative Officer of Bank of America Corporation
Sharon L. Allen	Director	Former Chairman of Deloitte LLP
Susan S. Bies	Director	Former Member, Board of Governors of the Federal Reserve System
Jack O. Bovender, Jr.	Chairman of the Board	Former Chairman and Chief Executive Officer of HCA Inc.
Frank P. Bramble, Sr.	Director	Former Executive Vice Chairman, MBNA Corporation
Pierre de Weck[3]	Director	Former Chairman and Global Head of Private Wealth Management, Deutsche Bank AG
Arnold W. Donald	Director	President and Chief Executive Officer, Carnival Corporation & plc
Linda P. Hudson	Director	Executive Officer, The Cardea Group, LLC and Former President and Chief Executive Officer of BAE Systems, Inc.
Monica C. Lozano	Director	Chief Executive Officer, College Futures Foundation and Former Chairman, US Hispanic Media Inc.
Thomas J. May	Director	Chairman, Viacom Inc.; Former Chairman, President, and Chief Executive Officer of Eversource Energy
Lionel L. Nowell, III	Director	Former Senior Vice President and Treasurer, PepsiCo Inc.
Clayton S. Rose	Director	President of Bowdoin College
Michael D. White	Director	Former Chairman, President and Chief Executive Officer of DIRECTV
Thomas D. Woods[4]	Director	Chairman, Hydro One Limited; Former Vice Chairman and Senior Vice President of Canadian Imperial Bank of Commerce
R. David Yost	Director	Former Chief Executive Officer of AmerisourceBergen Corp.
Maria T. Zuber	Director	Vice President for Research and E.A., Griswold Professor of Geophysics, MIT

3 Mr. de Weck is a citizen of Switzerland.
4 Mr. Woods is a citizen of Canada.

The following sets forth the name and present principal occupation of each executive officer and director of Blue Ridge Investments, L.L.C.  The business address of each of the executive officers and directors of Blue Ridge Investments, L.L.C. is One Bryant Park, New York, New York 10036.

Name	Position with Blue Ridge Investments, L.L.C.	Principal Occupation
Lizbeth N. Applebaum	Manager, Chief Financial Officer & Managing Director	Managing Director, Senior Finance Manager Capital Markets of Bank of America, National Association
Lisle C. Brathwaite	Managing Director	Managing Director, Compliance Executive of Merrill Lynch, Pierce, Fenner & Smith Incorporated
George C. Carp	Managing Director	Managing Director, Capital Markets Finance Executive of Bank of America, National Association
Steve Chaiken	Managing Director	Associate General Counsel & Managing Director of Bank of America, National Association
Elizabeth Chen	Manager & Senior Vice President	Senior Vice President, Business Executive-Operations of Countrywide Home Loans, Inc.
Edward H. Curland	Manager, Chief Executive Officer, Managing Director & President	Managing Director, Lead Trading Sector-Desk Manager of Merrill Lynch, Pierce, Fenner & Smith Incorporated
James J. Fabian	Senior Vice President	Senior Vice President, Senior Tax Specialist of Bank of America, National Association
Jason R. Hickey	Manager and Managing Director	Managing Director, Global Markets Risk Executive of Bank of America, National Association
Walter R. Louis	Treasurer & Managing Director	Managing Director, Senior Asset Liability Manager of Bank of America, National Association
Edward W. McLaren	Managing Director	Managing Director, Compliance Executive of Merrill Lynch, Pierce, Fenner & Smith Incorporated
James E. Michaels	Manager	Managing Director, Corporate Investment Senior Portfolio Manager of Bank of America, National Association
Portia J. Poindexter	Managing Director	Associate General Counsel & Managing Director of Bank of America, National Association
Ana Vazquez	Senior Vice President	Senior Vice President, Senior Legal Entity Controller of Bank of America, National Association